UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________
FORM 8-K/A
(Amendment No. 1)
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 31, 2017
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Matrix Service Company
(Exact Name of Registrant as Specified in Its Charter)
___________________

DELAWARE	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	5100 E Skelly Dr., Suite 500, Tulsa, OK	74135
	(Address of Principal Executive Offices)	(Zip Code)
918-838-8822
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
This Current Report on Form 8-K/A (the “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Matrix Service Company (the “Company”) on November 3, 2017 (the “Original 8-K”). The Original 8-K was filed with the Securities and Exchange Commission to report the results of the matters submitted to a vote by the Company’s stockholders at the Company’s 2017 Annual Meeting of Stockholders held on October 31, 2017 (the "Annual Meeting"). The sole purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to how frequently the Company will conduct future stockholder advisory votes to approve the compensation of the Company's named executive officers.

Item 5.07	Submission of Matters to a Vote of Security Holders.
(d)    Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement for its Annual Meeting and the vote of the stockholders at the Annual Meeting, the Company will include an advisory vote to approve the compensation of the Company's named executive officers in its proxy materials every year until the next stockholder vote on the frequency of stockholder votes on the compensation of the Company's named executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: March 19, 2018	By:	/s/ Kevin S. Cavanah

Kevin S. Cavanah
Vice President and Chief Financial Officer